Income taxes	12 Months Ended
Mar. 31, 2012
Income taxes

16. Income taxes:

The components of income from continuing operations before income tax comprise the following:

	Yen in millions
	For the year ended March 31
	2010	2011	2012
Income from continuing operations before income taxes:
The Company and domestic subsidiaries	¥18,046	¥22,311	¥46,181
Foreign subsidiaries	57,925	59,655	24,675

	¥75,971	¥81,966	¥70,856

The provision for income taxes consists of the following:

	0000000	0000000	0000000
	Yen in millions
	For the year ended March 31
	2010	2011	2012
Current income tax expense/(benefit):
The Company and domestic subsidiaries	¥9,267	¥14,033	¥(1,216)
Foreign subsidiaries	9,041	8,772	7,184

Total current	18,308	22,805	5,968

Deferred income tax expense (benefit):
The Company and domestic subsidiaries	198	(3,861)	13,043
Foreign subsidiaries	(938)	(635)	(210)

Total deferred	(740)	(4,496)	12,833

Total provision	¥17,568	¥18,309	¥18,801

NIDEC is subject to a number of different income taxes, which, in the aggregate, indicate a statutory rate in Japan of approximately 41.0% in 2010, 2011 and 2012. Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows:

	000000	000000	000000
	For the year ended March 31
	2010	2011	2012
Statutory tax rate	41.0%	41.0%	41.0%
Increase (reduction) in taxes resulting from:
Tax benefit in foreign subsidiaries	(23.4)	(22.4)	(16.1)
Tax (benefit) on undistributed earnings	3.3	(0.1)	5.1
Valuation allowance	0.4	(1.7)	4.1
Liabilities for unrecognized tax benefits	3.4	5.3	(10.5)
Accumulated earnings tax of foreign subsidiaries	(0.1)	0.3	0.0
Changes in Japanese income tax rates	—	—	1.4
Other	(1.5)	(0.1)	1.5

Effective income tax rate	23.1%	22.3%	26.5%

The effective income tax rate increased 4.2 percentage points from 22.3% for the year ended March 31, 2011 to 26.5% for the year ended March 31, 2012. The main reasons for the increase were the net impact of a decrease in tax benefit in foreign subsidiaries, an increase in tax (benefit) on undistributed earnings, an increase in valuation allowance and a decrease in liabilities for unrecognized tax benefits. The decrease in tax benefit in foreign subsidiaries was mainly due to the decreases in profit of the Thailand subsidiaries. The decrease in liabilities for unrecognized tax benefits resulted from the application to transactions between Nidec Corporation and Nidec Electronics (Thailand) Co., Ltd. of a transfer pricing method that was provisionally agreed to in a bilateral advance pricing arrangement between the tax authorities. The influence of tax benefit in foreign subsidiaries occurred mainly in Thailand, the Philippines and China.

On November 30, 2011, the Japanese National Diet approved various changes to the calculation of the statutory local income tax for companies, effective April 1, 2012. As a result, the normal statutory corporate income tax rate in Japan was reduced from approximately 41.0% to approximately 38.0% from April 1, 2012, and further to approximately 36.0% from April 1, 2015. The statutory tax rate used for calculating deferred tax assets and deferred tax liabilities, where temporary differences would be realized after April 1, 2012, was accordingly reduced from approximately 41.0% to approximately 38.0% or approximately 36.0%, as applicable.

Tax benefit in foreign subsidiaries primarily relates to income sourced from foreign subsidiaries mainly in Thailand and the Philippines.

In Thailand, NIDEC received privileges under the promotional certificates issued in December 2006 and March 2010. Under these privileges, NIDEC received an exemption from corporate income tax for a period of seven to eight years from the date of commencement of certain revenue-generating activities identified by the promotional certificate.

In the Philippines, NIDEC received certain tax incentives in April 2007, which included an income tax holiday for four years. This income tax holiday will be extended more for two years. In September 2011 NIDEC received another income tax holiday of a new project for four years.

The aggregate amounts and per share effects of tax holidays are as follows:

	Yen in millions
	For the year ended March 31
	2010	2011	2012
Aggregate amounts of tax holidays	¥6,979	¥6,839	¥4,023

	Yen
Per share—basic	¥50.10	¥49.13	¥29.26

Diluted	¥50.10	¥47.44	¥27.38

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2011	2012
Deferred tax assets:
Inventories	¥2,474	¥3,650
Property, plant and equipment	6,894	7,570
Accrued bonus	2,497	2,324
Accrued enterprise tax	252	317
Pension and severance plans	4,617	3,677
Operating loss carryforwards for tax purposes	5,000	6,672
Foreign tax credit	7,222	7,880
Accrued vacation	859	949
Accrued expenses	1,550	1,839
Other	1,485	1,903

Gross deferred tax assets	32,850	36,781
Less—Valuation allowance	(6,235)	(9,786)

Net deferred tax assets	26,615	26,995

Deferred tax liabilities:
Basis difference of acquired assets	(2,672)	(3,613)
Undistributed earnings not permanently reinvested	(2,428)	(6,097)
Marketable securities	(1,401)	(125)
Intangible assets	(1,207)	(1,068)
Transfer pricing adjustments	—	(9,363)
Other	(254)	(1,172)

Gross deferred tax liabilities	(7,962)	(21,438)

Net deferred tax assets	¥18,653	¥5,557

Operating loss carryforwards for tax purposes of consolidated subsidiaries on March 31, 2012 amounted to approximately ¥22,138 million and are available as an offset against future taxable income of such subsidiaries.

With the exception of ¥4,712 million with no expiration period, total available operating loss carryforwards expire at various dates primarily up to 9 years.

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes that are not expected to be realized. The net changes in the total valuation allowance for deferred tax assets for the years ended March 31, 2010, 2011 and 2012 consist of the following:

	Yen in millions
	March 31
	2010	2011	2012
Valuation allowance at beginning of year	¥(7,026)	¥(7,606)	¥(6,235)
Additions	(1,693)	(1,535)	(3,490)
Deductions	1,113	2,906	1,581
Impact of acquisition of companies	—	—	(1,642)

Valuation allowance at end of year	¥(7,606)	¥(6,235)	¥(9,786)

Net deferred tax assets are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2011	2012
Deferred tax assets:
Other current assets	¥6,963	¥7,314
Other non-current assets	15,526	8,352
Deferred tax liabilities:
Other current liabilities	(406)	(7,166)
Other long-term liabilities	(3,430)	(2,943)

Net deferred tax assets	¥18,653	¥5,557

Management of NIDEC intends to reinvest certain undistributed earnings of foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liability has been recorded on undistributed earnings of these subsidiaries, which are not expected to be remitted in the foreseeable future, aggregating ¥113,808 million as of March 31, 2012. NIDEC estimates an additional deferred tax liability of ¥11,741 million would be required at such time if the full amount of these accumulated earnings were expected to be remitted.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Yen in millions
	March 31,
	2010	2011	2012
Balance at April 1	¥2,374	¥4,887	¥9,199
Additions for tax positions of the current year	2,944	4,312	1,766
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	(431)	—	—
Lapse of the applicable statute of limitations	—	—	—
Settlements	—	—	(9,199)

Balance at March 31	¥4,887	¥9,199	¥1,766

Total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥1,766 million.

During the year ended March 31, 2012, the relevant tax authorities of Japan and Thailand reached a provisional agreement on a bilateral APA, for which NIDEC had submitted requests with respect to certain intercompany transactions between related parties in Japan and Thailand. NIDEC decided to accept the transfer pricing method provisionally agreed to between these tax authorities. The additional provision for income taxes arising in connection with the transfer pricing adjustment on a consolidated basis was accrued as the unrecognized tax benefit.

Although NIDEC believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audit settlements and any related litigation could affect the effective tax rate in the future periods. A significant change to the unrecognized tax benefits might occur within the next twelve months. NIDEC does not expect that such change will have a significant impact on consolidated results of operations and financial position.

NIDEC recognizes interest and penalties related to unrecognized tax benefits as a component of other, net in the consolidated statements of income. The interest and penalties for the fiscal year ended March 31, 2010, 2011 and 2012, respectively, had no material impact on its consolidated results of operations. The total gross accrued interest and penalty were ¥396 million and ¥396 million at March 31, 2011 and 2012, respectively.

NIDEC remains subject to income tax examination for the tax returns related to the years beginning on and after January 1, 2005, with various tax jurisdictions including Japan.